UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):January 12, 2005

Lifecore Biomedical, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	0-4136	41-0948334

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 952-368-4300

Item 2.02 Results of Operation and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02 Results of Operation and Financial Condition

On January 12, 2005, Lifecore Biomedical, Inc. (“Lifecore”) issued a press release setting forth Lifecore’s Fiscal 2005 second quarter financial results. A copy of Lifecore’s press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

99.1 Press release dated January 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.
Dated: January 12, 2005	Dennis J. Allingham
Dennis J. Allingham
President & Chief Executive Officer

Exhibit Index

99.1       Press release dated January 12, 2005